Exhibit 99.1

AGREEMENT

THIS AGREEMENT (hereinafter, this “Agreement”) made this __ day of August, 2009 by and among:

TELEPLUS WORLD, CORP., a Nevada corporation (the “Borrower”) with principal offices at 4960 NW 165th Street, Unit B24, Miami Lakes, Florida 33014;

YA  GLOBAL  INVESTMENTS,  L.P.,  f/k/a,  CORNELL  CAPITAL  PARTNERS,  LP

(the “Lender”), a Cayman limited partnership with a principal office at 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302; and

XENTENIAL HOLDINGS LIMITED (the “Assignee”, and together with the Lender, collectively, the “Lenders”), a Private Company Limited by Shares organized under the laws of the Republic of Cyprus, and having offices located at 101 Hudson Street Suite 3700, Jersey City, New Jersey 07302.

Background

Reference is made to those certain financing arrangements entered into by and between the Borrower and the Lender evidenced by, among other things, the documents, instruments, and agreements listed in the attached Schedule A (collectively, the “YA Documents”), pursuant to which the Lender made certain financial accommodations available to the Borrower, including, without limitation, US$15,225,000.00 in loans evidenced by certain secured convertible debentures. All capitalized terms used herein, and not otherwise defined herein, shall have the meanings as set forth in the YA Documents.

One or more Events of Default occurred under the YA Documents as a result of, among other things, the failure to pay certain amounts thereunder as and when due. On or about March 5, 2009, the Borrower filed for chapter 11 bankruptcy protection in the case captioned In re Teleplus World, Corp., No. 09-13799-RAM before the United States Bankruptcy Court for the Southern District of Florida, (the “Bankruptcy”). The Bankruptcy was dismissed by order of the Bankruptcy Court dated August __, 2009.

Further reference is made to certain financing arrangements entered into by and between the Borrower and a group of Canadian individuals (collectively, “Keda”) evidenced by, among other things, the documents, instruments, and agreements listed in the attached Schedule B (collectively, the “Keda Documents”), pursuant to which Keda made certain financial accommodations available to the Borrower in connection with the purchase of the shares of Teleplus Connect Corp. (“Connect”). One or more defaults occurred under the Keda Documents as a result of the Borrower and the Canadian Subsidiaries (as defined below) failing to make certain payments to Keda as and when due thereunder. On or about June 16, 2009, Keda commenced a proceeding (the “Receivership”) under Canadian law to appoint a receiver (the

“Receiver”) over Connect, and Connect’s operating subsidiaries (the “Operating Companies”, and together with Connect, the “Canadian Subsidiaries”). On or about August ___, 2009, the Assignee purchased the Keda Documents, and the obligations evidenced thereby, from Keda and the Assignee is now holder of the same.1

The Borrower and the Lenders herein desire to resolve the issues between them in connection with the Obligations (as defined in Section 1 below), the YA Documents, the Keda Documents, the Receivership, and other related matters. Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the Borrower and the Lenders as follows:

Acknowledgment of  Indebtedness

1.

The Borrower hereby acknowledges and agrees that, in accordance with the terms and conditions of the YA Documents and the Keda Documents (collectively, the “Loan Documents”), the Borrower is unconditionally liable to the Lender under the YA Documents and to the Assignee under the Keda Documents for the following amounts (collectively, the “Obligations”) as of the dates indicated below:

(a)

The $5.85MM Debenture as of July 27, 2009:

Principal	$4,200,000.00
Interest	$1,669,444.00
Total	$5,869,444.00

(b)

The $3.375MM Debenture as of July 27, 2009:

Principal	$1,903,739.00
Interest	$948,893.88
Total	$2,852,632.88

(c)

The 2006 Debenture as of July 27, 2009:

Principal	$3,000,000.00
Interest	$900,821.92
Total	$3,900,821.92

1 Provided, however, if as of the Effective Date the Assignee has not yet purchased the Keda Documents, then the provisions of this Agreement with respect to Keda and the Keda Documents will not go into effect unless and until the Assignee consummates such purchase. When the Assignee does consummate such purchase, then all of the provisions of this Agreement with respect to Keda and the Keda Documents shall immediately and automatically take effect without any further action or requirement by any party hereto and such provisions shall be deemed to have been in effect as of the Effective Date.

(d)

The 2007 Debenture as of July 27, 2009:

Principal	$1,354,818.00
Interest	$519,213.34
Total	$1,874,031.34

(e)

Liquidated Damages pursuant to the YA Documents as of July 27, 2009

$3,596,069.76

(f)

The Keda  Documents as  of July 27, 2009 (in Canadian dollars):

Principal	$1,740,000.00
Interest	$32,821.64
Total	$1,772,821.64

(g)

For all interest upon any amounts advanced under the Loan Documents, accruing from and after July 27, 2009, and for all liquidated damages, fees, costs, expenses, and costs of collection (including, without limitation, reasonable attorneys’ fees and expenses) heretofore or hereafter accrued or incurred by the Lender in connection with the Loan Documents, including, without limitation, all reasonable attorney’s fees and expenses incurred in connection with the Bankruptcy, the Receivership, and/or the negotiation, preparation, and enforcement of this Agreement and all documents, instruments, and agreements incidental hereto.

Waiver of  Claims

2.

Subject to the provisions of Section 14 below, the Borrower hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Lenders, their general partners, and their investment managers, and each of their respective agents, servants, attorneys, advisors, officers, directors, employees, affiliates, partners, members, managers, predecessors, successors, and assigns (hereinafter, collectively, the “Released Parties”) with respect to the Obligations, the Loan Documents, or otherwise, and that if the Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Released Parties, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Borrower hereby RELEASES the Released Parties from any liability therefor.

Ratification  of  Loan  Documents;

Cross-Collateralization; Further Assurances

3.

The Borrower:

(a)

Hereby consents to the assignment of the Keda Documents, and the obligations evidenced thereby, to the Assignee and acknowledges and agrees that the Assignee is the holder of such documents and obligations;

(b)

Hereby ratifies, confirms, and reaffirms all and singular the terms and conditions of the Loan Documents. The Borrower further acknowledges and agrees that except as specifically modified in this Agreement, all terms and conditions of those documents, instruments, and agreements shall remain in full force and effect until full and final payment of the Obligations;

(c)

Agrees that (i) the obligations secured by the Loan Documents include, without limitation, the Obligations, and any future modifications, amendments, substitutions or renewals thereof, and (ii) all collateral, whether now existing or hereafter acquired, granted to the Lenders pursuant to the Loan Documents, this Agreement, or otherwise shall secure all of the Obligations until full and final payment of the Obligations. Without limiting the foregoing, and for the avoidance of doubt, the Borrower hereby grants the Lender a security interest in all of the Borrower’s assets (exclusive of any rights to enforce a breach of this Agreement by the Lenders), whether now existing or hereafter acquired, including, without limitation, all accounts, inventory, goods, equipment, software and computer programs, securities, investment property, financial assets, deposit accounts, chattel paper, electronic chattel paper, instruments, documents, letter-of-credit rights, health-care-insurance receivables, supporting obligations, notes secured by real estate, commercial tort claims, and general intangibles, including payment intangibles, and all products and proceeds of the foregoing;

(d)

Represents and warrants that the Borrower does not currently have any commercial tort claims (as such term is defined in the Uniform Commercial Code); and

(e)

Shall, from and after the execution of this Agreement, execute and deliver to the Lenders whatever additional documents, instruments, and agreements that the Lenders may require in order to correct any document deficiencies, or to vest or perfect the Loan Documents and the collateral granted therein or herein more securely in the Lenders and/or to otherwise give effect to the terms and conditions of this Agreement, and hereby authorizes the Lenders to file any financing statements (including financing statements with a generic description of the collateral such as “all assets”), and take any other normal and customary steps, the Lenders deem necessary to perfect or evidence the Lenders’ security interests and liens in any such collateral. This Agreement constitutes an authenticated record.

Conditions Precedent

4.

The Lenders’ agreements herein shall not be effective unless and until each of the following conditions precedent have been fulfilled, all as determined by the Lenders in their reasonable discretion:

(a)

The Borrower shall have delivered to the Lender a termination and release agreement in the form attached hereto as Exhibit “A” which agreement shall terminate the Assurance Agreement and Indemnification Agreement collectively attached hereto as Exhibit “B” (collectively, the “Assurance Agreements”), and any other claims contained in the Assurance Agreements.

(b)

The Borrower shall have executed and delivered to the Lender a notice to the Subsidiaries, including the Canadian Subsidiaries, in the form attached hereto as Exhibit “C” directing all payment and performance under the Intercompany Debt (as defined below) to the Lender pursuant to the Lender’s security interest in the same.

(c)

The Borrower shall have delivered to the Lender the originals of any and all documents, instruments, and agreements evidencing any debt, loans, claims, or other obligations or amounts owed to the Borrower, including, without limitation, all intercompany debt, loans, claims, and other amounts or obligations of every nature and type, whether contingent or non-contingent, due from the Subsidiaries, including the Canadian Subsidiaries, to the Borrower, including any collateral or security for the same (collectively, the “Intercompany Debt”), all of which are listed in the attached Schedule C, and all books and records, including accounting information and current payoff amounts, relating to the same, and any other materials or information necessary for the enforcement of such debt, including, without limitation, the Intercompany Debt.

(d)

The Borrower shall have delivered to the Lender the original share or membership interest certificates (to the extent such shares or membership interests are certificated and have not already been delivered to the Lender) evidencing all issued and outstanding capital stock of, or membership interests in, all of the Subsidiaries, including the Canadian Subsidiaries (collectively, the “Shares”). To the extent that the Borrower cannot locate original Shares, the Borrower shall provide a lost share affidavit in a form and substance acceptable to the Lender in all respects.

(e)

Marius Silvasan, Cris Neely, Visioneer Holdings Group, Inc., and each of the Borrower’s officers and directors shall have executed and delivered to the Lender releases in the forms attached hereto as Exhibit “D”.

(f)

The Borrower shall have paid to the Lender all of its cash which is in excess of the $100,000.00 (the “Cash Threshold Amount”) received by the Borrower from Telizon Inc. pursuant to a certain escrow agreement, a copy of which is attached hereto as Exhibit “E”, and from Keda.

(g)

The Borrower shall have provided the Lender with a listing of all of the existing bank accounts of the Borrower and its subsidiaries (including the Canadian Subsidiaries).

(h)

The Borrower shall have provided the Lender with updated, management prepared financial statements for the Canadian Subsidiaries for the period from January 1, 2009 through June 30, 2009, in a form and of a nature acceptable to the Lender in all respects.

(i)

The Borrower shall have directed each of the Canadian Subsidiaries to prepare and file all outstanding tax returns.

(j)

Marius Silvasan and Cris Neely and any other officers and directors of the Borrower who also hold positions with the Canadian Subsidiaries (a list of which is attached hereto as Schedule D) shall, concurrent with the full execution of this Agreement, resign from all of their positions with the Canadian Subsidiaries and evidence of such resignation shall have been provided to the Lender and the Receiver.

(k)

The Lender shall have received a board resolution and accompanying secretary’s or officer’s certificate demonstrating that the Borrower has the appropriate approvals to enter into this Agreement and the other documents required hereunder, in each case satisfactory to Lender and its counsel in form and substance.

(l)

The Borrower shall have executed and delivered to the Lender this Agreement, and each of the documents, instruments and agreements required hereunder.

(m)

The dismissal of the Bankruptcy.

Borrower’s Representations, Covenants, Acknowledgements and  Agreements

5.

The Borrower hereby represents, covenants, acknowledges and agrees that:

(a)

The Receivership has been commenced against the Canadian Subsidiaries and the Borrower shall not oppose, appear in, file a motion or objection in, or otherwise interfere with the Receivership or challenge any of the actions taken by the Receiver in connection therewith, or cause the Canadian Subsidiaries, or any other party, to do any of the foregoing.

(b)

To the extent requested, the Borrower shall cooperate with the Receiver and provide any such information and documentation as the Receiver may reasonably request, provided that the Borrower shall not be required to incur actual, material expenses in connection with the same.

(c)

Since the date of the Receivership, the Borrower has not directed or caused the Canadian Subsidiaries, or directed or caused any other party to direct or cause the

Canadian   Subsidiaries,   to   transfer   assets   or   funds   or   make   payments   to   the

Borrower or any of the Borrower’s Subsidiaries, affiliates, officers, directors, managers, employees, agents or assigns, except for the payment by Telizon Inc. of the Cash Threshold Amount and payments of the ordinary operating costs and expenses of the Canadian Subsidiaries to unrelated third parties as permitted under and disclosed in the Receivership.

(d)

Except as expressly permitted or required hereunder, or as may be requested by the Lender in writing, the Borrower shall not, and shall not direct or permit any other party, to direct the Canadian Subsidiaries to transfer assets or funds or make payments to any party, including, without limitation, the Borrower, or the Borrower’s Subsidiaries, affiliates, officers, directors, managers, employees, agents or assigns, or accept any such transfer or payment. If notwithstanding this provision, the Borrower receives any such assets or funds contrary to the provisions of Agreement (including, without limitation, any cash in excess of the Cash Threshold Amount), such assets and/or funds shall be held in trust for the benefit of the Lender, shall be segregated from other property or funds of the Borrower and shall be forthwith delivered to the Lender in the same form as so received (with any necessary endorsement thereon).

(e)

Attached hereto as Schedule E is a listing of all debt and loans held by the Borrower, including, without limitation, all Intercompany Debt, and the parties obligated thereunder, the current amounts due thereunder, and the documents evidencing the same.

(f)

Except as set forth on Schedule E, and the Assurance Agreements which have been terminated pursuant to the document attached hereto as Exhibit “A”, there is no other Intercompany Debt, nor any other existing contracts or agreements by and between the Borrower and the Canadian Subsidiaries that evidence, or could give rise to, any debt, obligation, or liability of the Canadian Subsidiaries to the Borrower, or to any other subsidiary or affiliate of the Borrower, or to any officer or director of the Borrower.

(g)

The Borrower’s current  cash on hand does not exceed $5,000.00.

(h)

The list of bank accounts of the Borrower and its Subsidiaries provided to the Lender pursuant to Section 4(g) hereof is accurate and complete.

(i)

Attached hereto as Schedule F is a listing of all existing subsidiaries of the Borrower (collectively, the “Subsidiaries”).

(j)

1500536 Ontario Inc. o/a One Bill (the “Licensee”) is a wholly-owned subsidiary of Connect.

(k)

The Borrower will cooperate and provide all reasonable assistance requested by the Lender and/or the Canadian Subsidiaries in connection with obtaining any required or desirable consent or waiver from Jadac Telesystems Inc. with respect

to   any   transfer   or   assignment   of   (i)   that   certain   Computer   Program   License

Agreement dated June 30, 2005, and any amendments and/or modifications thereof, entered into between the Licensee and Jadac (the “Jadac License”), or (ii) any interest in the Licenseee or its stock, the transfer or assignment of which may violate or breach the terms of the Jadac License.

(l)

The Borrower has granted the Lender a security interest and collateral assignment of all of the debt, loans, accounts receivable, and other obligations owed or due to the Borrower, including, without limitation, the Intercompany Debt, and that pursuant to such security interest and collateral assignment the Lender has the right to enforce the Borrower’s rights under such debt, loans, and other obligations, including, without limitation, the Intercompany Debt and collect any amounts due thereunder, and that the Borrower has directed the obligors under such debt, loans, and other obligations, including, without limitation, the Intercompany Debt, to tender all payment and performance directly to the Lender in accordance with such security interest and collateral assignment.

(m)

The Shares represent 100% of each class of the capital stock or other equity interest of the Borrower’s Subsidiaries, including the Licensee and the Canadian Subsidiaries, and have been delivered to the Lender to hold as part of the Lender’s collateral for the Obligations.

(n)

Except for any claims or amounts which have been waived or released pursuant to the terms of the documents attached hereto as Exhibits “A” and “D”, no compensation, fees, loans, or other amounts or claims are presently due and owing by the Canadian Subsidiaries to Marius Silvasan, Cris Neely, Visioneer Holdings Group, Inc., or any other of the officers or directors of the Borrower, or any entity directly or indirectly owned or controlled by any of them.

(o)

Except as set forth in (i) the bankruptcy schedules filed by the Borrower in the Bankruptcy, (ii) the cash collateral orders entered into in the Bankruptcy, (iii) certain expense reimbursements from Connect to Marius Silvasan in an amount of less than $10,000.00 in the aggregate, and/or (iv) Section 4(f) herein with respect to the payment from Telizon Inc. of $100,000.00, there have been no transfers of cash or assets by the Borrower or its Subsidiaries to Marius Silvasan, Cris Neely, or any other officer, director, or other insider, or any of their affiliates, for the period from one (1) year prior to the filing of the Bankruptcy through the date hereof.

(p)

The Borrower agrees that for a period of three (3) years after the date hereof, the Borrower will not, and will not cause any other party to, initiate communications with existing or, past customers, employees, or vendors (including, without limitation, Bell Canada) of the Canadian Subsidiaries, either directly or indirectly, with the purpose or effect of: (w) with respect to employees, hiring such employees away from the Canadian Subsidiaries, (x) advising them to cease purchasing or using the goods or services of the Canadian Subsidiaries; (y) promoting the purchase or use of goods or services similar to those provided by the Canadian Subsidiaries; and/or (z) interfering in any way with the relationship between Canadian Subsidiaries and such parties. Without limiting the generality of the foregoing, at no time hereafter shall the Borrower make use (or suffer or permit any other party to make use) of customer lists or other proprietary materials of the Borrower or the Canadian Subsidiaries (including, without limitation, as these relate to present or potential customers of the Canadian Subsidiaries). The parties hereto agree that any breach of this covenant by Borrower will irreparably damage the Lender and that the damages incurred by the Lender will be difficult or impossible to fully assess. Accordingly, the Lender shall be entitled, among other remedies, to injunctive relief enjoining any such breach.

(q)

There are no documents, instruments, and agreements evidencing any Intercompany Debt except for those listed in the attached Schedule C, and, to the extent that they exist, all books and records, including accounting information and current payoff amounts, relating to the same, and any other materials or information necessary for the enforcement of the Intercompany Debt have been provided to the Lender.

No Forbearance by Lenders; Liquidation  of  Collateral;

Reservation of  Rights With  Respect to Other  Parties

6.

The Borrower further acknowledges and  agrees as follows:

(a)

Nothing contained in this Agreement shall constitute a waiver by the Lenders of any default or event of default, whether now existing or hereafter arising (including, without limitation, those specified in the background section of this Agreement) under the Loan Documents, or an agreement to forbear.

(b)

As of the date hereof, but subject to the provisions of Section 13 hereof, all Obligations are and shall continue to be immediately due and payable in full, without demand, notice, or protest, all of which are hereby expressly WAIVED.

(c)

Subject to the provisions of Sections 7 and 13 hereof, the Lenders may proceed with the Lenders’ exercise of all of their respective rights and remedies as secured creditors under the Loan Documents and/or applicable law, including, without limitation, the disposition of the collateral granted to the Lenders to secure the Obligations at such time or times, and in such manner, as the Lenders may determine in their sole and exclusive discretion.

(d)

Subject to the provisions of Section 7 hereof, the Borrower shall execute and deliver to the Lenders whatever consents, assents and waivers that the Lenders may require in connection with any such secured party’s sale or other disposition or enforcement action, turn over physical possession to the Lenders of any tangible collateral, turn over all books and records and other materials and information evidencing or relating to any intangible property, assign and transfer any licenses, permits, contracts, and other agreements or rights to the Lenders or their designees, assist in obtaining any required consents or approvals required from other parties in connection with the same, and shall otherwise reasonably cooperate with the Lenders in connection with its efforts to liquidate any assets of the Borrower and/or collect any outstanding accounts receivable.

(e)

The Borrower, to the fullest extent permitted under applicable law, hereby irrevocably WAIVES, any notice to which the Borrower may be entitled under the Loan Documents or applicable law, including, without limitation, with respect to the Receivership or Canadian law and any notice to which the Borrower may be entitled under the Uniform Commercial Code, as enacted and in effect in any applicable jurisdiction, with respect to the Lenders’ enforcement of their respective rights and remedies as secured creditors.

(f)

The Lenders may apply the proceeds realized from the disposition of the collateral in reduction of the Obligations in such manner as the Lenders, in their sole and exclusive discretion, may determine, but such application shall be consistent with the Loan Documents and applicable law.

(g)

Subject to the provisions of Section 13 hereof, the Borrower is, and shall be, liable to the Lenders for any deficiency which remains after the disposition of all or any portion of the collateral.

(h)

Nothing herein shall require the Lenders to take possession of, sell by secured party sale, or otherwise dispose of all or any portion of the collateral. Further, while the Borrower has delivered the Shares to the Lender, the Borrower acknowledges and agrees that ownership of the Shares has not been transferred to the Lender, that the Lender holds such Shares as collateral, and that the decision on whether to exercise any rights with respect to such Shares, or any other collateral, is within the sole and exclusive discretion of the Lenders.

(i)

Except as and to the extent expressly provided herein, nothing contained herein is intended to be, nor shall be construed as, an agreement by the Lenders to forbear with respect to any of their rights and remedies against the Borrower or any other guarantor, pledgor, or any other obligor or person, or any collateral granted by such persons to secure the Obligations. There are no intended third party beneficiaries of this Agreement, and no other party is entitled to the benefit of any of the provisions set forth herein. The Lenders hereby expressly reserve all of their respective rights and remedies with respect to all such parties.

Excluded  Collateral

7.

Subject to the provisions of Section 16, below, the Lender hereby acknowledges and agrees that notwithstanding the provisions of Section 6 hereof, the Borrower shall be entitled to retain, and the Lender will take no action with respect to, the following assets of the Borrower (collectively, the “Excluded Assets”):

(a)

The Cash Threshold Amount; and

(b)

The assets listed on Exhibit “F” attached hereto, the value of which the Borrower represents and warrants is not in excess of $15,000.00.

Power of  Attorney

8.

The Borrower hereby appoints the Lender as its attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Lender’s discretion to take any action and to execute any instrument which the Lender may reasonably deem necessary to accomplish the purposes of this Agreement or for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest in the collateral held by the Lenders, including, without limitation, to (a) receive and collect all payments, or instruments made payable, to the Borrower (including, without limitation, the Intercompany Debt) or any part thereof and to give full discharge for the same, (b) to exercise any and all of the Lenders’ rights under any contracts, instruments or agreements constituting a part of the collateral granted to the Lenders, and to take all actions to preserve, protect, and/or enforce the same, and/or (c) demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on any collateral as and when the Lender may determine. The foregoing power of attorney is a power coupled with an interest and shall be irrevocable until all Obligations are paid and performed in full. The Borrower agrees that the powers conferred on the Lender hereunder are solely to protect the Lenders’ interests in their collateral and shall not impose any duty upon the Lender to exercise any such powers.

Confidentiality

9.

The terms of this Agreement shall be kept confidential by the parties hereto and their counsel. Notwithstanding the foregoing, each of the parties hereto recognizes and agrees that each party shall have the right to disclose the terms of this Agreement to their respective attorneys, accountants or tax advisors, provided such attorneys, accountants and tax advisors likewise agree to keep the existence and terms of this Agreement confidential. In addition, without limiting the foregoing, the terms of this Agreement may be divulged by each party as may be required to comply with any rules, requirements, or court orders in the Bankruptcy or Receivership, in response to an order of a court of competent jurisdiction, as required by any governmental authority with jurisdiction over the respective party, or with the written consent of the other party, not to be unreasonably withheld.

Releases; Limited  Recourse

10.

Release of Lenders by Borrower. Effective upon the execution of this Agreement, and subject to the provisions of Section 14, below, the Borrower, for itself and on behalf of each of its agents, servants, attorneys, successors, and assigns, and any other party acting or purporting to act on its behalf (collectively the “Borrower Releasors”), does hereby remise, release and forever discharge the Lenders, their general partners, and their investment managers, and each of their respective agents, servants, attorneys, advisors, officers, directors, employees, affiliates, partners, members, managers, predecessors, successors, and assigns, from all claims, debts, demands, actions, causes of action, suits, accounts, promises, doings, omissions, covenants, contracts, agreements, damages, and liabilities whatsoever, known and unknown, of every name and nature, in law and in equity, which the Borrower Releasors now have, or may have, or which the Borrower Releasors ever had from the beginning of the world through this date.

11.

Release of Keda by Borrower. Effective upon the execution of this Agreement, the Borrower Releasors do hereby remise, release and forever discharge each member of Keda, and each of their respective agents, servants, attorneys, advisors, officers, directors, employees, affiliates, predecessors, successors, and assigns, from all claims, debts, demands, actions, causes of action, suits, accounts, promises, doings, omissions, covenants, contracts, agreements, damages, and liabilities whatsoever, known and unknown, of every name and nature, in law and in equity, which the Borrower Releasors now have, or may have, or which the Borrower Releasors ever had from the beginning of the world through this date.

12.

Release of Marius Silvasan, Cris Neely, Visioneer Holdings Group, Inc., and Borrower’s Directors. Effective upon the satisfaction of the Conditions Precedent set forth in Section 4 of this Agreement, and subject to the provisions of Section 16, below, the each of the Lenders hereby remises, releases, and discharges Marius Silvasan, Cris Neely, Visioneer Holdings Group, Inc. and the Borrower’s directors, and their respective successors and assigns from all claims, debts, demands, actions, causes of action, suits, accounts, promises, doings, omissions, covenants, contracts, agreements, damages, and liabilities whatsoever, known and unknown, of every name and nature, in law and in equity, which the Lenders now have, or may have, or which the Lenders ever had from the beginning of the world through this date with respect to the Obligations, the Loan Documents, the Bankruptcy, and the Receivership, and any matter related directly or indirectly thereto. Except as expressly set forth and released herein, nothing contained herein is intended to, nor shall be construed to, limit, waive, release, or otherwise affect any of the Lenders’ claims, rights, and/or remedies against or with respect to Marius Silvasan, Cris Neely, Visioneer Holdings, Inc., the Borrower’s directors, or any other party liable for the Obligations, and the Lenders hereby expressly reserve all such claims, rights, and remedies.

13.

Limited  Recourse  Against  Borrower  with  Respect  to  Obligations.   Effective  upon  the

earlier of the following (the “Limited Recourse Date”): (a) the one hundred and eightieth (180th) day following the satisfaction of the Conditions Precedent set forth in Section 4, above, or (b) notice by the Lenders to the Borrower that they have substantially completed the enforcement of their respective rights and remedies under the Loan Documents and the liquidation of the collateral securing the Obligations by the Lenders, and subject to the provisions of Section 16, below, the Lenders agree that their recourse against the Borrower for the Obligations shall be limited to the collateral, and all proceeds and products thereof, granted to the Lenders to secure the Obligations existing as of the Limited Recourse Date and that the Lenders will not seek to collect any deficiency remaining after disposition of such collateral from the Borrower. At such time as the Lenders have determined in their sole and exclusive discretion that they have exercised all of their rights and remedies to recover against and liquidate the collateral, and has otherwise exercised all of their respective rights in connection with the same, and that all applicable time periods have expired or lapsed, and provided that the Borrower has not materially breached the terms and conditions of this Agreement, the Lenders shall release the Borrower from any claims that the Lenders may have against the Borrower in connection with the Obligations. Except as expressly set forth herein, nothing contained herein is intended to, nor shall be construed to, limit, waive, release, or otherwise affect any of the Lenders’ claims, rights, and/or remedies against or with respect to the Borrower, or any other party liable for the Obligations, and the Lenders hereby expressly reserve all such claims, rights, and remedies.

Breach  by the Lenders

14.

Nothing contained herein shall be deemed to be a waiver by the Borrower of any claims against one or both of the Lenders for breach of this Agreement. In the event that the Lenders fail to perform pursuant to the terms and conditions of this Agreement, the Borrower reserves its rights and remedies against the Lenders in connection with such breach.

Termination  Events

15.

The occurrence of any one or more of the following events shall constitute a termination event (a “Termination Event”) under this Agreement:

(a)

The failure of the Borrower to promptly, punctually, or faithfully perform, or comply with, any term or condition of this Agreement as and when due or required, or any other breach of any covenant or agreement set forth in this Agreement, it being expressly acknowledged and agreed that TIME IS OF THE ESSENCE;

(b)

One or more of the waivers or releases contained in Sections 2, 10 and 11 hereof, or set forth on Exhibits “A” and “D” hereof, are alleged to be invalid or unenforceable by any claim or proceeding initiated or commenced in favor of, through, by, or on behalf of, or at the request of, the Borrower, Marius Silvasan, Cris Neely, Visioneer Holdings Group, Inc., one or more of the Borrower’s directors or officers, or any other party which has provided a waiver or release thereunder;

(c)

The Borrower, Marius Silvasan, Cris Neely, Visioneer Holdings Group, Inc., one or more of the Borrower’s directors or officers, or any person claiming by or through any of the foregoing commences, joins in, assists, cooperates in or participates as an adverse party or as an adverse witness (subject to compulsory legal process which requires testimony) in any suit or other proceeding against the Lender relating to the Obligations, Loan Documents, the Bankruptcy, the Receivership, this Agreement, or any documents or transactions related thereto;

(d)

If (i) any of representations or warranties, or financial information and other financial disclosures provided to the Lenders by the Borrower in or pursuant to this Agreement were not materially true, accurate, or complete when given, or (ii) the Borrower, Marius Silvasan, or Cris Neely have committed fraud with respect to the Lenders in connection with the Obligations, the Loan Documents, or this Agreement, or any of the transactions related to the foregoing;

(e)

The filing of any petition for relief under the United States Bankruptcy Code or similar insolvency statute or proceeding by or against the Borrower; or

(f)

The determination by a court of competent jurisdiction that this Agreement, or any material portion thereof, or any security interest held by one of the Lenders to secure the Obligations, is void, invalid, subject to avoidance, or unenforceable, or that one or both of the Lenders must refund, disgorge, repay, or return all or any portion of the payments made to the Lenders pursuant to the Loan Documents, and/or this Agreement, or any collateral or any proceeds of such collateral held or received by the Lenders.

Rights Upon the Occurrence of  a Termination  Event

16.

Upon the occurrence of  any Termination Event:

(a)

The agreement of the Lenders to limit recourse against the Borrower to its collateral and to subsequently release the Borrower set forth in Section 13 hereof, shall automatically terminate and be void ab initio and of no further force or effect, and the Lenders may immediately pursue all of their respective rights and remedies against the Borrower under the Loan Documents, this Agreement, and/or applicable law including, without limitation, with respect to the Excluded Assets; and

(b)

Which arises from or occurs as a result of actions taken by, through, on behalf of, at the request of, caused by, or consented or acquiesced to by, Marius Silvasan, Cris Neely, Visioneer Holdings Group, Inc., and/or the Borrower’s directors and officers, or if any of the forgoing persons fails or refuses to provide reasonable assistance and cooperation (including providing testimony in any action or proceeding relating to or in connection with a Termination Event) to the Lenders in connection with preserving, enforcing or protecting the Lenders’ interests in connection with any Termination Event or the events or matters related thereto or arising therefrom, then the release set forth in Section 12 hereof, shall automatically terminate and be void ab initio and of no further force or effect, but only with respect to such person(s) involved with such action(s), or who have failed to provide such cooperation and assistance, and the Lenders may immediately pursue all of their respective rights and remedies against such person(s) under the Loan Documents, this Agreement, and/or applicable law. The Lenders hereby acknowledge and agree that the requirement of such persons to provide reasonable assistance and cooperation shall not require any such person to incur out-of-pocket expenses.

General Representations, Warranties, and  Covenants

17.

The Borrower hereby represents, warrants, and  covenants to the  Lenders as  follows:

(a)

The execution and delivery of this Agreement by the Borrower, and the performance by the Borrower of its respective obligations and agreements under this Agreement and the Loan Documents are within the corporate authority of the Borrower, have been duly authorized by all necessary corporate proceedings on behalf of the Borrower and do not and will not contravene any provision of law, statute, rule or regulation to which the Borrower is subject or the Borrower’s charter, other organization papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon the Borrower.

(b)

This Agreement and the Loan Documents constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.

(c)

No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of this Agreement or any of the Loan Documents.

(d)

The Borrower has read and understands each of the terms and conditions of this Agreement and that it is entering into this Agreement freely and voluntarily, without duress, after having had an opportunity for consultation with independent counsel of its own selection, and not in reliance upon any representations, warranties, or agreements made by the Lenders and not set forth in this Agreement.

Non-Interference

18.

The Borrower agrees not to interfere with the exercise by the Lenders of any of their respective rights and remedies with respect to any collateral granted to the Lenders or with respect to the Receivership. The Borrower further agrees that it shall not seek to distrain or otherwise hinder, delay, or impair the Lenders’ efforts to realize upon any collateral granted to the Lenders, or otherwise to enforce its rights and remedies pursuant to the Loan Documents or in the Receivership, subject to the terms of this Agreement. The provisions of this Section shall be specifically enforceable by the Lenders.

Automatic Stay

19.

The Borrower agrees that upon the filing of any Petition for Relief by or against the Borrower under the United States Bankruptcy Code, the Lenders shall be entitled to immediate and complete relief from the automatic stay with respect to the

Borrower, and the Lenders shall be permitted to proceed to protect and enforce its rights and remedies under state law. The Borrower hereby expressly assents to any motion filed by the Lenders seeking relief from the automatic stay. The Borrower further hereby expressly WAIVES the protections afforded under Section 362 of the United States Bankruptcy Code with respect to the Lenders.

Waiver of  Jury Trial

20.

The Borrower hereby makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lenders, in entering into this Agreement or making any financial accommodations to the Borrower, whether now or in the future, are relying on such a waiver: THE BORROWER HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH ONE OR BOTH OF THE LENDERS BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST ONE OR BOTH OF THE LENDERS OR IN WHICH ONE OR BOTH OF THE LENDERS IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE BORROWER, OR ANY OTHER PERSON, AND ONE OR BOTH OF THE LENDERS.

Entire Agreement

21.

This Agreement shall be binding upon the Borrower and the Borrower’s successors, and assigns, and shall inure to the benefit of the Lenders and the Lenders’ successors and assigns. This Agreement and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Borrower and the Lenders, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement, or any provision of any other document, instrument, or agreement between the Borrower and the Lenders shall be effective unless executed in writing by a duly authorized officer of the party to be charged with such modification, amendment, or waiver.

Construction  of  Agreement

22.

In connection with the interpretation of this Agreement and all other documents, instruments, and agreements incidental hereto:

(a)

All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the State of New Jersey and are intended to take effect as sealed instruments.

(b)

The captions of this Agreement are for convenience purposes only, and shall not be used in construing the intent of the Lenders and the Borrower under this Agreement.

(c)

In the event of any inconsistency between the provisions of this Agreement and any other document, instrument, or agreement entered into by and between the Lenders and the Borrower, the provisions of this Agreement shall govern and control.

(d)

The Lenders and the Borrower have prepared this Agreement and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Lenders and the Borrower and shall not be construed against either the Lenders or the Borrower.

Illegality or Unenforceability

23.

Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

[remainder of  page intentionally blank]

IN WITNESS WHEREOF, this Agreement has been executed as of the date first set forth above.

YA GLOBAL INVESTMENTS, L.P.

By:   Yorkville Advisors,  LLC

Its:    Investment Manager

By:___________________________________________

Name:

Title:

XENTENIAL HOLDINGS  LIMITED

By:___________________________________________

Name:

Title:

TELEPLUS  WORLD, CORP.

By:___________________________________________

Name:

Title:

[Signature Page to Agreement]

SCHEDULE “A”

YA Documents

1.

Secured Convertible Debenture dated as of December 12, 2005 in the original principal amount of $5,850,000.00 (the “$5.85MM Debenture”)

2.

Secured Convertible Debenture dated as of December 12, 2005 in the original principal amount of $3,375,000 (the “$3.375MM Debenture”);

3.

Secured Convertible Debenture dated as of July 28, 2006 in the original principal amount of $3,000,000.00 (the “2006 Debenture”);

4.

Secured Convertible Debenture dated as of July 3, 2007 in the original principal amount of $3,000,000 (the “2007 Debenture”).

5.

Securities Purchase  Agreement dated as of December 13, 2005;

6.

Securities Purchase  Agreement dated as of July 28, 2006;

7.

Securities Purchase  Agreement dated as of July 3,  2007;

8.

Third Amended and Restated Pledge and Escrow Agreement dated as of July 3, 2007, which amended and restated that certain Second Amended and Restated Pledge and Escrow Agreement dated as of July 28, 2006, which amended and restated that certain Amended and Restated Pledge and Escrow Agreement dated as of December 13, 2005, which amended and restated that certain Pledge and Escrow Agreement dated as of July 15, 2005,

9.

Third Amended and Restated Security Agreement dated as of July 3, 2007 granted by the Borrower, which amended and restated that certain Second Amended and Restated Security Agreement dated as of July 28, 2006, which amended and restated that certain Amended and Restated Security Agreement dated as of December 13, 2005, which amended and restated that certain Security Agreement dated as of July 15, 2005,

10.

Third Amended and Restated Subsidiary Security Agreement dated as of July 3, 2007 granted by Teleplus Wireless Corp., which amended and restated that certain Subsidiary Security Agreement dated as of July 28, 2006, which amended and restated that certain Subsidiary Security Agreement dated as of December 13, 2005, which amended and restated that certain Subsidiary Security Agreement dated as of July 15, 2005,

11.

Subsidiary Security Agreement dated as of December 13, 2005 granted by Teleplus Retail Services, Inc.

12.

Third Amended and Restated Subsidiary Security Agreement dated as of July 3, 2007 granted by Connect, which amended and restated that certain Second Amended and Restated Subsidiary Security Agreement dated as of July 28, 2006, which amended and restated that certain Amended and Restated Subsidiary

Security Agreement dated as of December 13, 2005, which amended and restated that certain Subsidiary Security Agreement dated as of July 15, 2005,

13.

Warrant dated  as of July 3, 2007 for 30,000,000 shares of the  Debtor;

14.

Warrant dated  as of July 3, 2007 for 50,000,000 shares of the  Debtor; and

15.

All documents, instruments, agreements executed  in connection with the above.

SCHEDULE “B”

Keda Documents

1.

Guarantee Agreement dated May 11, 2005 granted by Teleplus Connect Corp. in the amount of $3,600,000 (reduced from an initial amount of $20,800,000.00) plus interest on all amounts due, payable at the rate of two per cent above the annual prime rate established by the Royal Bank of Canada (the “Prime Rate”);

2.

Guarantee Agreement dated July 3, 2007 granted by 1523813 Ontario Limited (d/b/a Freedom Phone Lines) in the amount of $3,600,000 plus interest on all amounts due, payable at the rate of two per cent above the Prime Rate;

3.

Guarantee Agreement dated July 3, 2007 granted by Avenue Reconnect Inc. in the amount of $3,600,000 plus interest on all amounts due, payable at the rate of two per cent above the Prime Rate;

4.

Guarantee Agreement dated July 3, 2007 granted by Telizon Inc. in the amount of $3,600,000 plus interest on all amounts due, payable at the rate of two per cent above the Prime Rate;

5.

General Security Agreement dated May 11, 2005 executed by Teleplus Connect Corp. in favor of Keda;

6.

General Security Agreement dated July 3, 2007 executed by 1523813 Ontario Limited in favor of Keda;

7.

General Security Agreement dated July 3, 2007 executed by Avenue Reconnect Inc. in favor of Keda;

8.

General  Security  Agreement  dated  July  3,  2007  executed  by  Telizon  Inc.  in  favor of Keda;

9.

Share  Pledge  Agreement  dated  May  11,  2005  granted  by the  Borrower  in  favor  of Keda; and

10.

Share Purchase Agreement dated March 28, 2005 for an aggregate purchase price of $20,800,000, as amended by the first amending agreement dated December 16, 2005, the second amending agreement dated June 30, 2006, and the third amending agreement dated July 26, 2006.

SCHEDULE “C”

Intercompany Debt Documents

None.

SCHEDULE “D”

Borrower’s Officers, Directors, and Employees with Positions in Canadian Subsidiaries

Marius Silvasan

SCHEDULE “E”

Borrower’s Debt and  Loans

SCHEDULE “F”
Organizational Chart of Borrower and Canadian Subsidiaries
NAME	EIN	ADDRESS
Teleplus Wireless, Corp	98-0433140	4960 NW 165th Street Unit B24
Miami Lakes, Fl 33014
Teleplus Connect, Corp.	89903-3724-RC0001	85 Bayfield Street Suite 300
Barrie, Ontario L4M4V1
Telizon Inc.	88760-4114 RC0001	85 Bayfield Street Suite 300
Barrie, Ontario L4M4V1
1523813 Ontario Ltd	86575-3685 RC0001	85 Bayfield Street Suite 300
Barrie, Ontario L4M4V1
Avenue Reconnect	85378-8800 RC0001	85 Bayfield Street Suite 300
Barrie, Ontario L4M4V1
Telizon Internet	86440-4025 RC0001	85 Bayfield Street Suite 300
Services Inc.		Barrie, Ontario L4M4V1
1500536 Ontario Inc.	85675-5939 RC0001	85 Bayfield Street Suite 300
o/a One Bill		Barrie, Ontario L4M4V1
CellZ Inc.	86166-0264-RC0001	4960 NW 165th Street Unit B24
Miami Lakes, Fl 33014
Teleplus Management Inc.	14521-7311-RC0001	4960 NW 165th Street Unit B24
Miami Lakes, Fl 33014
Teleplus Consumer	85858-8247-RC0001	4960 NW 165th Street Unit B24
Services Inc.		Miami Lakes, Fl 33014
SmartCell Ltd.	88525-4623-RC0001	4960 NW 165th Street Unit B24
.		Miami Lakes, Fl 33014

EXHIBIT “A”

Termination Agreement

EXHIBIT “B”

Assurance Agreement and  Indemnity Agreement

EXHIBIT “C”

Notice to Canadian

Subsidiaries

EXHIBIT “D”

Form of release

EXHIBIT “E”

Escrow Agreement

EXHIBIT “F”

Excluded Assets